SUPPLEMENT Dated December 20, 2013 To the Current Prospectus For:

ING Rollover ChoiceSM Variable Annuity

Issued by ING USA Annuity and Life Insurance Company Through Its Separate Account B

This supplement updates the prospectus for your variable annuity contract. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Service
Center at 1-800-366-0066.

IMPORTANT INFORMATION REGARDING UPCOMING INVESTMENT PORTFOLIO CHANGES

Please Note: The following information only affects you if you currently invest in or plan to invest in a subaccount that corresponds to the investment portfolios referenced below.

CHANGES TO THE ING PIMCO HIGH YIELD PORTFOLIO

Effective on or about the close of business on February 4, 2014:

The ING PIMCO High Yield Portfolio will:

     ●  Change its name to ING High Yield Portfolio;
     ●  Change its investment subadviser to ING Investment Management Co. LLC; and
   ●  Change its investment objective to “Seeks to provide investors with a high level of current income and total return.”

As of the date noted above, all references in the prospectus are updated accordingly.

REORGANIZATIONS OF INVESTMENT PORTFOLIOS
The Board of Trustees of ING Investors Trust has approved separate proposals to reorganize the following “Merging
Portfolios” with and into the following “Surviving Portfolios.” The proposed reorganizations are subject to approval by the shareholders of each Merging Portfolio. If shareholder approval is obtained, it is expected each reorganization will be effective on or about the close of business on the Merger Date shown below.

Merging Portfolios	Surviving Portfolios	Merger Date
ING Bond Portfolio	ING Intermediate Bond Portfolio (Class S)[1]	March 14, 2014
ING American Funds International Portfolio	ING International Index Portfolio (Class ADV)	March 14, 2014
ING PIMCO Total Return Bond Portfolio	ING Intermediate Bond Portfolio (Class S)[1]	March 21, 2014
(Class S)[2]

[1]	The ING Intermediate Bond Portfolio is designated as a Fixed Allocation Fund and is also the default Fixed Allocation Fund with Fixed Allocation Funds Automatic Rebalancing.
[2]	The ING PIMCO Total Return Bond Portfolio is designated as a Special Fund.

Prior to the reorganization, the ING PIMCO Total Return Bond Portfolio will be renamed the ING Total Return
Bond Portfolio and change its investment subadviser to ING Investment Management Co. LLC effective on or about the close of business on February 4, 2014.

On the effective reorganization dates noted above, a shareholder of each given Merging Portfolio will become a shareholder of the corresponding Surviving Portfolio. Each shareholder will thereafter hold shares of the corresponding Surviving Portfolio having equal aggregate value as shares of the Merging Portfolio, and the Merging
Portfolio will no longer be available under the contract.

X.70600-13B	Page 1 of 2	December 2013

Prior to the reorganizations, you may reallocate your contract value in each Merging Portfolio to another investment portfolio or fixed option currently available under the contract. This reallocation will neither count as a transfer for purposes of our Excessive Trading Policy nor be subject to a transfer charge under the contract. Contract value remaining in each Merging Portfolio on the reorganization date will be placed in the corresponding Surviving
Portfolio. Unless you provide us with alternative allocation instructions, after the reorganization date all future allocations directed to a given Merging Portfolio will be automatically allocated to the corresponding Surviving
Portfolio. You may provide alternative instructions by calling our Customer Service Center.

As of the dates noted above, all references in the prospectus to the Merging Portfolios are deleted. For more information, or information related to Investment Option Restrictions, please refer to your prospectus or call our
Customer Service Center.

ADDITIONAL INVESTMENT PORTFOLIO CHANGES

1.	Effective on or about the close of business on February 7, 2014, the ING JPMorgan Mid Cap Value Portfolio will be closed to new investments including any transfers from other investment options.

2.

Effective on or about the close of business on February 7, 2014, the ING International Index Portfolio
(Class S) will be closed to new investments including any transfers from other investment options and the ING
International Index Portfolio (Class ADV) will become available for investment under your contract.

Unless you provide us with alternative allocation instructions, any future allocation directed to a closed portfolio or closed share class will be allocated pro rata among the other available funds you have selected in your allocation instructions, if any. You may provide alternative instructions by contacting our Customer Service Center. All references in the prospectus to information regarding the above investment portfolios are changed accordingly.

X.70600-13B	Page 2 of 2	December 2013